PROSPECTUS SUPPLEMENT TO
                      VAN ECK TROIKA DIALOG FUND PROSPECTUS
                              DATED AUGUST 1, 2001

Amendment to Prospectus

Daniel L. Wolfe is Acting President of Troika Dialog Asset Management and is a member of the portfolio management team of the Van Eck Troika Dialog Fund. He has been associated with the Troika Dialog Group since 1997, when he joined as Chief Operating Officer. Between 1994 and 1997, Mr. Wolfe held different positions in Russia, including Chief Executive Officer of Park Avenue Capital, Director of Items Capital and Vice President of Ladenburg Thalmann International. Mr. Wolfe is an attorney licensed in the United States and has seven years of investment experience.


                  PROSPECTUS SUPPLEMENT DATED JANUARY 24, 2002

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